DUNHAM FUNDS

June 17, 2011

Supplement to the Prospectus and the Statement of Additional Information dated March 9, 2011

Reference is made to the Dunham Corporate/Government Bond Fund (the “Fund”).

Effective June 2, 2011, SCM Advisors LLC, Sub-Adviser to the Fund, changed its name to “Newfleet Asset Management LLC”.  Accordingly, all references to SCM Advisors LLC in the Fund’s Summary Prospectus, Statutory Prospectus and SAI are hereby deleted and replaced with the name “Newfleet Asset Management LLC”.  Please note that this is a change in the Sub-Adviser’s name only; all other information pertaining to the Sub-Adviser to the Dunham Corporate/Government Bond Fund remains the same.

You should read this Supplement in conjunction with the Prospectus dated March 9, 2011, and Statement of Additional Information dated March 9, 2011, which provide information that you should know about the Dunham Corporate/Government Bond Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

Supplement dated June 17, 2011